UNITED STATES
            SECURITIES AND EXCHANGE COMMISSION
                   Washington, DC  20549
               -----------------------------


                         FORM 8-K


                      CURRENT REPORT
          PURSUANT TO SECTION 13 OR 15(D) OF THE
             SECURITIES EXCHANGE ACT OF 1934



        Date of Event Reported:  December 15, 1998
            Date of Report:  December 16, 1998



         Boise Cascade Office Products Corporation



  State of          Commission          IRS Employer
Incorporation       File Number      Identification No.
  Delaware            1-13662            82-0477390



                  800 West Bryn Mawr Avenue
                   Itasca, Illinois  60143
                      (630)  773 - 5000


















ITEM 5.  OTHER EVENTS.

On December 15, 1998, Boise Cascade Office Products
Corporation issued a news release announcing a restructuring of its contract stationer operations in the United Kingdom and the dissolution of its joint venture with Otto Versand. In connection with this restructuring and dissolution of the joint venture, the Company will incur charges of approximately $11 million to operating income, which includes $1 million of inventory write-down, in the fourth quarter of 1998. A copy of the news release is filed as Exhibit 99.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit 99  News release issued by the Company
                     on December 15, 1998.







                        SIGNATURE

Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

              BOISE CASCADE OFFICE PRODUCTS CORPORATION


              /s/ Darrell R. Elfeldt
              Darrell R. Elfeldt
              Vice President and Controller


Date:  December 16, 1998









                       Exhibit Index


Exhibit No.   Description                          Page
    99        News Release Issued by the Company
              on December 15, 1998.